SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2007

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

         Connecticut                       1-9583                06-1185706
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

             113 King Street,
             Armonk, New York                                 10504

(Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                  914-273-4545


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On July 26, 2007, MBIA Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release issued by MBIA Inc. dated July 26, 2007.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MBIA INC.



                                             By: /s/ Ram D. Wertheim
                                                ----------------------------
                                                 Ram D. Wertheim
                                                 General Counsel

Date: July 26, 2007

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                               Dated July 26, 2007


Exhibit 99.1          Press Release issued by MBIA Inc. dated July 26, 2007.